EXHIBIT 10.20

SECURITIES PURCHASE AGREEMENT

Securities Purchase Agreement (the “Agreement”) dated as of June 26, 2008, by and between Anpath Group, Inc., a Delaware corporation (the “Company”), and The OGP Group LLC, a New York limited liability company (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, Purchaser desires to purchase from the Company and the Company desires to sell to the Purchaser securities of the Company as more fully described in this Agreement:

NOW, THEREFORE, for and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Purchase and Sale of the Securities.  On the Closing Date (as defined below) subject to the terms and conditions of this Agreement, the Purchaser shall purchase (the “Purchase”) and acquire from the Company and the Company shall sell and issue to the Purchaser one hundred thirteen thousand six hundred thirty six (113,636) restricted shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), for an aggregate purchase price of $100,000 (the “Purchase Price”).

2.

Closing.  The closing of the Purchase (the "Closing") shall take place at the offices of the Company or such other location as the parties shall mutually agree, at such time as all closing conditions set forth herein have occurred (the "Closing Date").

3.

Conditions to Closing; Deliveries.

(a)

The obligation of the Purchaser hereunder to purchase the Shares is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)

All representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date and all covenants of the Company shall have been performed if due prior to such date.

(ii)

The Purchaser shall have consummated the transactions (the “MV Closing”) contemplated by the agreement (“MV Agreement”) by and between the Purchaser and MV Nanotech, Corp. (“MV”), a shareholder of the Company, dated the date hereof whereby MV has: (y) assigned 50,000 shares of the

Company’s Common Stock owned by MV to the Purchaser and (z) granted the Purchaser an option to put to MV 113,636 shares of the Company’s Common Stock for $1.00 per share at any time following 90 days from the date of the MV Closing.

(iii)

The Company shall have delivered or caused to be delivered to Purchaser the following:

A.

this Agreement duly executed by the Company;

B.

a five (5) year warrant (the “Warrant”) to purchase up to 113,636 shares of the Company’s Common Stock (the “Warrant Shares”) at an exercise price of $0.88 per share.

(b)

The obligation of the Company hereunder to sell the Shares is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)

All representations and warranties of the Purchaser contained herein shall remain true and correct as of the Closing Date and all covenants of the Purchaser shall have been performed if due prior to such date.

(ii)

The Purchaser shall have delivered or caused to be delivered to Company the following:

A.

this Agreement duly executed by the Purchaser;

B.

the Purchase Price by wire transfer to an account specified in writing by the Company.

(c)

No later than seven (7) business days after the Closing, the Company shall deliver to Purchaser, at the address provided on the signature page attached hereto, a certificate evidencing the Shares registered in the name of such Purchaser.

4.

Representations and Warranties of the Company.  In order to induce the Purchaser to enter into this Agreement, the Company represents and warrants to the Purchaser as of the Closing Date the following:

(a)

Organization. The Company and each of its subsidiaries has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and corporate authority to own its properties and to carry on its business as described in the SEC Reports (as defined below).  The Company and each of its subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and its subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)

Authority.  The Company has all requisite corporate power and corporate authority to execute, deliver and perform this Agreement and any other agreement or instrument contemplated by this Agreement and to perform its covenants and agreements hereunder and thereunder.

(c)

Enforceability.  The execution, delivery, and performance of this Agreement by the Company have been duly authorized by all requisite corporate action.  This Agreement has been duly executed and delivered by the Company, and, upon its execution by the Purchaser shall constitute the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

(d)

No Conflicts.  The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including any securities laws and regulations), or by which any property or asset of the Company is bound or affected, or (iv) conflict with or violate the terms of any agreement by which the Company is bound or to which any property or asset of the Company is bound or affected.

(e)

Capitalization.  The capitalization of the Company is as described in the Company’s most recent periodic report filed with the Securities and Exchange Commission (the “SEC”).  Other than as described in the SEC Reports the Company has not issued any capital stock since such filing, no person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement.  Other than securities disclosed in the Company’s SEC Reports, there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  All of the outstanding shares of Common Stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

(f)

Issuance of Securities.  The issuance, sale and delivery of the Shares, the Warrant and the Warrant Shares (collectively, the “Securities”) have been duly authorized by all requisite corporate action by the Company and, upon issuance in accordance with the terms of this Agreement against payment of the Purchase Price therefore, the Shares (and the Warrant Shares upon proper exercise of the Warrant), will be duly and validly issued, fully paid, and nonassessable with no personal liability attaching to the ownership thereof and free and clear of all liens imposed by or through the Company, and, assuming the accuracy of the representations and warranties of the Purchaser, will be issued in accordance with a valid exemption from the registration or qualification provisions of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws.

(g)

Exchange Act Filing.  During the twelve (12) calendar months immediately preceding the date of this Agreement, the Company has filed all reports required to be filed by it with the SEC under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h)

Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other person with respect to the transactions contemplated by this Agreement.

(i)

Disclosure.  The Company confirms that neither the Company nor any other person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material, non-public information.   The Company understands and confirms that the Purchaser will rely on the foregoing representations and covenants in purchasing Shares of the Company’s Common Stock.  All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.

Representations and Warranties of the Purchaser.  In order to induce the Company to enter into this Agreement, the Purchaser represents and warrants to the Company the following:

(a)

Authority.  The Purchaser has all requisite limited liability company power and limited liability company authority to execute, deliver and perform this Agreement and any other agreement or instrument contemplated by this Agreement and to perform its covenants and agreements hereunder and thereunder.  The execution of this Agreement by the Purchaser and fulfillment of its obligations hereunder have been duly authorized by all necessary action, corporate or otherwise.

(b)

Enforceability.  This Agreement has been duly executed and delivered by the Purchaser, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Purchaser, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c)

No Violations.  The execution, delivery, and performance of this Agreement by the Purchaser does not and will not, with or without the passage of time or the giving of notice, (i) conflict with or violate any provision of the Purchaser’s articles of formation, operating agreement  or other organizational or charter documents, (ii) require the consent of the equity holders of Purchaser; (iii) result in the breach of, or constitute a default (or give rise to any right of termination, cancellation or acceleration), or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to any material instrument or agreement to which the Purchaser is a party or by which the Purchaser or its properties may be bound or affected, (iv) violate any judgment, order, writ, injunction or decree applicable to the Purchaser its properties or assets; or (v) violate any state, federal or local statute, rule or regulation applicable to the Purchaser or any of its properties or assets.  The execution of this Agreement and performance of its obligations does not require any filing by the Purchaser or the receipt of any, authorization, approval, consent or waiver of or by any governmental authority, agency or instrumentality.

(d)

Knowledge of Investment and its Risks.  The Purchaser has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment in the Securities.  The Purchaser understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company’s business or operations will be successful.  The Purchaser has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Purchaser could lose Purchaser’s entire investment in the Company.

(e)

Investment Intent.  Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any securities law.   The Securities are being acquired for investment for the Purchaser’s own account, and not as a nominee, agent and/or part of a “group” as such term is defined in Section 13 of the Exchange Act and not with a view to the resale or distribution of all or any part of the Securities, and the Purchaser has no present intention of participation in distributing any of the Securities within the meaning of the Securities Act.  Except for the MV Agreement, the Purchaser does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Securities.  The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)

Purchaser Status.  The Purchaser is an “Accredited Investor” as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act.  The Purchaser is not registered as a broker-dealer under Section 15 of the Exchange Act.  Purchaser is a limited liability company formed pursuant to the laws of the State of New York.

(g)

Disclosure.  The Purchaser has read and fully understands the Company’s SEC Reports, including, but not limited to the risk factors relating to the Company set forth in the SEC Reports.  The Purchaser has relied solely upon the Company’s SEC Reports in connection with the decision to purchase the Securities.  The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects, and financial condition of the Company. All such questions have been answered to the full satisfaction of the Purchaser. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend, or affect the Purchaser’s right to rely on the truth, accuracy, and completeness of the disclosure materials and the Company’s representations and warranties contained herein.

(h)

No Advice.  Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

6.

Restrictions on Transfer.

(a)

The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion and shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of Purchaser under this Agreement.

(b)

Purchaser agrees to the imprinting, of the following, or a substantially similar, legend on any certificate evidencing Securities:

THESE SECURITIES  HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR ANY SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE ISSUER TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

7.

Non-Public Information.  Subsequent to the Closing, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide Purchaser or their agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

8.

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

9.

Further Assurances.  The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Purchaser of the Securities.

10.

Entire Agreement; No Oral Modification.  This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto and may not be amended or modified except in a writing signed by both of the parties hereto.

11.

Binding Effect; Benefits; Assignment.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.  Purchaser may assign this Agreement and any or all of its rights and obligations hereunder, in whole or in part.

12.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.  Any telecopied version of any manually executed signature page shall be deemed a manually executed original.

13.

Choice of Law.   This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

14.

Fees and Expenses.   Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

15.

Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

16.

Replacement of Certificates.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement certificates or instruments.

17.

Headings.  The section headings herein are included for convenience only and are not to be deemed a part of this Agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Address for Notice
ANPATH GROUP, INC. By: /s/ J. Lloyd Breedlove Name: J. Lloyd Breedlove Title: President & CEO	Anpath Group, Inc. 116 Morlake Drive, Suite 201 Mooresville, NC 28117 Fax:

The OGP Group LLC By: /s/ Kenneth Yellin Name: Kenneth D. Yellin Title: Partner	33 South Service Road Suite 107 Jericho, NY 11753 Fax-516-750-9716